UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2007

Natrol, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21411 Prairie Street, Chatsworth, CA 91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  818-739-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On September 13, 2007, Natrol Inc. issued a press release announcing that Wayne Bos, its Chief Executive Officer, will make a presentation at the CL King 5th Annual Best Ideas Conference scheduled to be held on Tuesday September 18, 2007 and Wednesday September 19, 2007 at the Omni Berkshire Place Hotel, New York City.  The presentation will be webcast live at http://www.wsw.com/webcast/clk4/ntol/ at 9:30 a.m. Eastern Time on September 19th and a copy of the presentation materials will be posted to the Company’s website at www.natrol.com.

Item 9.01  Financial Statements and Exhibits

(d)                                 EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive Vice President